July 26, 2011

Summary Prospectus

BIF Government Securities Fund

Fund	Ticker Symbol

BIF Government Securities Fund	CMGXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus/cash. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 26, 2011, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Summary Prospectus

Key Facts About BIF Government Securities Fund

Investment Objective

The investment objective of BIF Government Securities Fund (“Government Fund” or the “Fund”) is to seek preservation of capital, current income and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Government Fund.

Shareholder Fees (fees paid directly from your investment)
CMA Account Annual Fee	$125

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee[1]	0.230%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.345%
Administration Fee	0.250%
Miscellaneous Other Expenses	0.095%
Total Annual Fund Operating Expenses	0.70%
[1]

The fees and expenses shown in the table and the example that follows include both the expenses of Government Fund and Government Fund’s share of the allocated expenses of Master Government Securities LLC (“Government LLC”). The management fees are paid by Government LLC.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Government Fund	$72	$224	$390	$871

Principal Investment Strategies of the Fund

Government Fund seeks to achieve its objective by investing exclusively in a diversified portfolio made up only of short-term U.S. Government securities with maturities of not more than 397 days (13 months), including variable rate securities and repurchase agreements with banks and securities dealers that involve direct U.S. Government obligations. The Fund will provide shareholders with at least 60 days’ prior written notice before changing this strategy.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of various short-term U.S. Government securities and repurchase agreements, as well as future interest rates. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.

Principal Risks of Investing in the Fund

Government Fund cannot guarantee that it will achieve its investment objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

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Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Performance Information

The information below shows you how Government Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Information for the periods before February 2003, when the Fund changed to a “master/feeder” structure, reflects the Fund’s operations as a stand alone fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. The table includes all applicable fees and sales charges. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

Government Fund

ANNUAL TOTAL RETURNS

As of 12/31

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During the period shown in the bar chart, the highest return for a quarter was 1.25% (quarter ended March 31, 2001) and the lowest return for a quarter was 0.00% (quarter ended June 30, 2010). The year-to-date return as of June 30, 2011 was 0.00%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
Government Fund	0.01%	1.95%	1.85%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

Government Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).

Purchase and Sale of Fund Shares

If you are a Cash Management Account (“CMA”) service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements. If you are not a CMA service or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account program subscriber, the minimum initial investment for the Fund is $5,000. If you are an eligible CMA service subscriber and you choose to have your cash balances automatically invested in the Fund, generally cash balances of more than $1 in a CMA account are automatically invested in shares of the Fund daily at the next determined net asset value on each business day on which both the New York Stock Exchange (the “Exchange”) and New York banks are open; cash balances of less than $1 will be automatically invested in shares of the Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday. If you are a CMA service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of any fund associated with the CMA service not designated as your primary money account. Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. If you are a CMA service subscriber, you may redeem your shares by directly submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Fund’s transfer agent. You may sell shares held at the Fund’s transfer agent by writing to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290.

Tax Information

Dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE # 811-03205 BIF Government Securities Fund SPRO-BIF-GS-0711